Exhibit 99.1

Execution Version

TENDER AND SUPPORT AGREEMENT

by and among

CELGENE CORPORATION,

STRIX CORPORATION,

and

EACH OF THE STOCKHOLDERS NAMED HEREIN

Dated as of July 14, 2015

TENDER AND SUPPORT AGREEMENT

THIS TENDER AND SUPPORT AGREEMENT, dated as of July 14, 2015 (this “Agreement”), by and among Celgene Corporation, a Delaware corporation (“Parent”), Strix Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“Acquisition Sub”), and each of the stockholders of Receptos, Inc., a Delaware corporation (the “Company”), named in Schedule 1 attached hereto (each, a “Principal Holder”).

Recitals

WHEREAS, concurrently with or immediately following the execution of this Agreement, Parent, Acquisition Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for (i) Acquisition Sub to commence a tender offer, (as it may be amended from time to time as provided under the Merger Agreement, the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) subject to the terms and conditions of the Merger Agreement, and (ii) as soon as practicable following the consummation of the Offer, Acquisition Sub will merge with and into the Company (the “Merger”), whereby, except as expressly provided in Article III of the Merger Agreement, each issued and outstanding share of Common Stock immediately prior to the effective time of the Merger will be cancelled and converted into the right to receive the merger consideration specified therein, in each case, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, each Principal Holder is the beneficial and/or record owner of his Existing Shares (as defined herein);

WHEREAS, as an inducement and condition to Parent and Acquisition Sub entering into the Merger Agreement, Parent and Acquisition Sub have requested that each Principal Holder agree, and each Principal Holder has agreed, severally and not jointly, to (i) enter into this Agreement, (ii) abide by the covenants and obligations with respect to the Covered Shares (as defined herein) set forth herein, (iii) tender the shares of Common Stock owned by them in the Offer, and (iv) support the Merger, the Offer and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”); and

WHEREAS, the respective boards of directors of Parent, Acquisition Sub and the Company have approved the Merger Agreement, the Offer, the Merger and the other Transactions, understanding that the execution and delivery of this Agreement by the Principal Holders is a material inducement and condition to Parent’s and Acquisition Sub’s willingness to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

GENERAL

1.1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Agreement” has the meaning set forth in the preamble hereto.

“Acquisition Sub” has the meaning set forth in the preamble hereto.

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning.

“Company” has the meaning set forth in the preamble hereto.

“Company Equity Awards” means, collectively, Company Options and Company RSU Awards.

“Common Stock” has the meaning set forth in the recitals hereto.

“Covered Shares” means, with respect to each Principal Holder and as of any given date, such Principal Holder’s Existing Shares, together with any shares of Common Stock or other voting capital stock of the Company and any shares of Common Stock or other voting capital stock of the Company issued upon the conversion, vesting payment, exercise or exchange of securities (including Company Equity Awards), in all cases that such Principal Holder has or acquires Beneficial Ownership of on or after the date hereof as of such given date.

“Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), but excluding any obligation under this Agreement and any applicable restrictions on transfer under the Securities Act. The term “Encumber” shall have a correlative meaning.

“Existing Shares” means, with respect to each Principal Holder, an aggregate number of shares of Common Stock (including Company Restricted Shares) Beneficially Owned by such Principal Holder as of the date hereof, as set forth opposite the Principal Holder’s name on Schedule 1 hereto.

“Grantees” has the meaning set forth in Section 2.4.

“Merger” has the meaning set forth in the recitals hereto.

“Merger Agreement” has the meaning set forth in the recitals hereto.

“Merger Agreement Termination Date” shall mean the date that the Merger Agreement shall be terminated in accordance with its terms.

“Offer” has the meaning set forth in the recitals hereto.

“Parent” has the meaning set forth in the preamble hereto.

“Permitted Transfer” means a (a) Transfer of Covered Shares by a Principal Holder to an Affiliate of such Principal Holder, provided that, such Affiliate shall remain an Affiliate of such Principal Holder at all times following such Transfer or (b) a Transfer by a Principal Holder to (i) a descendant, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of such Principal Holder, or (ii) any trust, the beneficiaries of which include only such Principal Holder or the Persons named in clause (i).

“Permitted Transferee” shall mean any Person that Beneficially Owns Covered Shares pursuant to a Permitted Transfer.

“Principal Holder” has the meaning set forth in the preamble hereto.

“Transactions” has the meaning set forth in the recitals hereto.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, hedge, gift, Encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any Contract, derivative arrangement, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, Encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE II

VOTING

2.1. Agreement to Vote and Support. Each Principal Holder hereby irrevocably and unconditionally agrees, severally and not jointly, that during the term of this Agreement, at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of the Company proposed to be taken, such Principal Holder shall, in each case to the fullest extent that the Covered Shares are entitled to vote thereon or consent thereto:

(a) appear at each such meeting or otherwise cause his Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted) solely in such Principal Holder’s capacity as a stockholder of the Company, in person or by proxy covering, all of his Covered Shares (to the extent not purchased in the Offer) against any Acquisition Proposal and against any other action, agreement or transaction that is intended, or would reasonably be expected to impede, interfere with, delay, postpone or frustrate the purposes of or adversely affect the Offer, the Merger or the other Transactions or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by such Principal Holder of his obligations under this Agreement, including: (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries (other than the Merger); (2) a sale, lease or transfer of all or substantially all of the assets of the Company or any of its Subsidiaries or any reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries; or (3) (i) any change in a majority of persons who constitute the Board of Directors of the Company as of the date hereof, except for changes requested or expressly permitted by Parent, (ii) any change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company’s certificate of incorporation or bylaws or (iii) any other material change in the Company’s organizational structure or business; except, in the case of clauses (i) through (iii), to the extent expressly permitted by the Merger Agreement or approved by Parent.

2.2. No Inconsistent Agreements. Each Principal Holder hereby represents, warrants, covenants and agrees that, except for this Agreement, such Principal Holder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy (except pursuant to Section 2.4), consent or power of attorney with respect to the Covered Shares and (c) has not taken and shall not knowingly take any action that would make any representation or warranty of such Principal Holder contained herein untrue or incorrect or have the effect of preventing or disabling such Principal Holder from performing any of his obligations under this Agreement. Each Principal Holder hereby represents that all proxies, powers of attorney, instructions or other requests given by such Principal Holder prior to the execution of this Agreement in respect of the voting of such Principal Holder’s Covered Shares, if any, are not irrevocable and each Principal Holder hereby revokes (and agrees to take any necessary further action to cause to be revoked) any all previous proxies, powers of attorney, instructions or other requests with respect to such Principal Holder’s Covered Shares.

2.3. Tender of the Covered Shares.

(a) Each Principal Holder hereby agrees that, during the term of this Agreement, unless the Offer is earlier terminated or withdrawn by Acquisition Sub, it shall duly tender (and deliver any certificates evidencing) the Covered Shares beneficially held by him or her, or cause his Covered Shares to be duly tendered, into the Offer in accordance with the procedures set forth in the Offer Documents, free and clear of all Encumbrances.

(b) Each Principal Holder agrees that once the Covered Shares are tendered into the Offer, such Principal Holder shall not withdraw any Covered Shares from the Offer unless and until (i) the date that the Offer is terminated, withdrawn or expired, or (ii) the termination of this Agreement in accordance with Section 5.1.

(c) Notwithstanding anything to the contrary in this Section 2.3, no Principal Holder shall be required, for purposes of this Agreement, to exercise any unexercised Company Options held by such Principal Holder.

2.4. Proxy. Each Principal Holder hereby irrevocably appoints as his proxy and attorney-in-fact, Parent and any Person or Persons designated by Parent (collectively, the “Grantees”), each of them individually, with full power of substitution and resubstitution, to vote or execute written consents with respect to the Covered Shares in accordance with Section 2.1 and, in the discretion of the Grantees, with respect to any proposed postponements or adjournments of any annual or special meetings of the stockholders of the Company at which any of the matters described in Section 2.1 is to be considered. This proxy is coupled with an interest, was given to secure the obligations of such Principal Holder under Section 2.1(a), was given as an additional inducement of Parent and Acquisition Sub to enter into the Merger Agreement and shall be irrevocable, and such Principal Holder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by such Principal Holder with respect to the Covered Shares. The power of attorney granted by each Principal Holder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Principal Holder. Parent may terminate this proxy with respect to any Principal Holder at any time at its sole election by written notice provided to such Principal Holder. The proxy granted by each Principal Holder pursuant to this Section 2.4 shall be automatically revoked upon the termination of this Agreement in accordance with Section 5.1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of Each Principal Holder. Each Principal Holder hereby represents and warrants to Parent and Acquisition Sub, severally and not jointly, as follows:

(a) Authorization; Validity of Agreement; Necessary Action. Such Principal Holder has the full power and authority and the requisite capacity and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Principal Holder and, assuming this Agreement constitutes a valid and binding obligation of Acquisition Sub and Parent, constitutes a legal, valid and binding obligation of such Principal Holder, enforceable against it in accordance with its terms, subject to the effect of any bankruptcy, insolvency (including all Laws related to fraudulent transfers), reorganization, moratorium or similar Laws affecting creditors’ rights generally and subject to the effect of general principles of equity. The execution and delivery of this Agreement by such Principal Holder, the performance of his obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Principal Holder; and (ii) no other proceedings on the part of such Principal Holder are necessary to authorize this Agreement, the performance of his obligations hereunder and the consummation of the transactions contemplated hereby.

(b) Ownership. Such Principal Holder’s Existing Shares are, and except for Transfers permitted between the date hereof and the Acceptance Time pursuant to Section 4.1(a), all of the Covered Shares owned by such Principal Holder from the date hereof through and on the Acceptance Time will be, Beneficially Owned and owned of record by such Principal Holder. Such Principal Holder has good and valid title to the Principal Holder’s Existing Shares, free and clear of any Encumbrances (except for transfer restrictions set forth in an applicable award agreement evidencing Company Restricted Shares). Other than the Existing Shares and Company Equity Awards set forth on Schedule 1 hereto, as of the date hereof such Principal Holder does not Beneficially Own or own of record: (i) any securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities or equity interests of the Company, (ii) any warrants, calls, options or other rights to acquire from the Company any capital stock, voting securities, equity interests or securities convertible into or exchangeable or exercisable for capital stock or voting securities of the Company, or any stock appreciation rights, or (iii) “phantom” stock rights, performance units or other rights to receive shares of Common Stock (or cash or other economic benefit in respect thereof) on a deferred basis. As of the date hereof, such Principal Holder’s Existing Shares constitute all of the shares of Common Stock Beneficially Owned or owned of record by such Principal Holder. Except for the proxy granted to the Grantees pursuant to Section 2.4, such Principal Holder has and will have at all times through the Acceptance Time sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Principal Holder’s Existing Shares and with respect to all of the Covered Shares owned by such Principal Holder as of the Acceptance Time.

(c) No Violation. The execution and delivery of this Agreement by such Principal Holder does not, and the performance by such Principal Holder of his obligations under this Agreement will not (i) conflict with or violate any Law, ordinance or regulation of any Governmental Authority, applicable to such Principal Holder or by which any of his respective assets or properties is bound or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, modification, acceleration or cancellation of, or result in the creation of any Encumbrance on the properties or assets of such Principal Holder pursuant to, any Contract, Permit or other instrument or obligation to which such Principal Holder is a party or by which such Principal Holder, and/or any of his assets or properties is bound, except for any of the foregoing as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Principal Holder to perform his obligations hereunder or to consummate the transactions contemplated hereby.

(d) Consents and Approvals. The execution and delivery of this Agreement by such Principal Holder does not, and the performance by such Principal Holder of his obligations under this Agreement and the consummation by such Principal Holder of the transactions contemplated hereby will not, require such Principal Holder to obtain any consent, approval, authorization or permit of, or to make any registration, declaration, filing with or notification to, any Governmental Authority, except for any of the foregoing as would not reasonably be expected, either individually or in the aggregate, to impair the ability of such Principal Holder to perform his obligations hereunder or to consummate the transactions contemplated hereby. Each Principal Holder shall provide any spousal consent necessary under any “community property” or other Laws in order to enforce the obligations of such Principal Holder under this Agreement.

(e) Absence of Litigation. There is no Legal Proceeding pending or, to the knowledge of such Principal Holder, threatened by, against, or involving or affecting such Principal Holder and/or any of his respective Affiliates before or by any Governmental Authority that could reasonably be expected to impair the ability of such Principal Holder to perform his obligations hereunder or to consummate the transactions contemplated hereby.

(f) Reliance by Parent and Acquisition Sub. Such Principal Holder understands and acknowledges that Parent and Acquisition Sub are entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Principal Holder and the representations, warranties, covenants and agreements of such Principal Holder contained herein and that the same are a material inducement thereto. Such Principal Holder understands and acknowledges that the Merger Agreement governs the terms of the Offer, Merger and the other Transactions. Such Principal Holder has received and reviewed a copy of the Merger Agreement.

3.2. Representations and Warranties of Parent and Acquisition Sub. Parent and Acquisition Sub jointly and severally represent and warrant that they have the requisite corporate power and authority to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Acquisition Sub and, assuming this Agreement constitutes a valid and binding obligation of each Principal Holder, constitutes a legal, valid and binding obligation of Parent and Acquisition Sub, as applicable, enforceable against Parent and Acquisition Sub, as applicable, in accordance with its terms, subject to the effect of any bankruptcy, insolvency (including all Laws related to fraudulent transfers), reorganization, moratorium or similar Laws affecting creditors’ rights generally and subject to the effect of general principles of equity.

ARTICLE IV

OTHER COVENANTS

4.1. Prohibition on Transfers; Other Actions. Until the termination of this Agreement in accordance with Section 5.1, each Principal Holder, solely with respect to himself, agrees that he shall not (a) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein unless (i) such Transfer is a Permitted Transfer, and (ii) such Permitted Transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Principal Holder’s obligations hereunder in respect of the securities subject to such Transfer and to be bound by the terms of this Agreement, with respect to the securities subject to such Transfer, to the same extent as such Principal Holder is bound hereunder and to make each of the representations and warranties hereunder in respect of the securities Transferred as such Principal Holder shall have made hereunder, (b) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Principal Holder’s representations, warranties, covenants and obligations under this Agreement or is inconsistent with the transactions contemplated by the Merger Agreement or the provisions thereof, (c) directly or indirectly take any action or cause the taking of any other action that could restrict or otherwise affect such Principal Holder’s legal power, authority and right to comply with and perform his covenants and obligations under this Agreement or (d) discuss, negotiate, make an offer or enter into a contract, agreement, understanding, commitment or other arrangement with respect to any matter related to this Agreement, except in the case of clause (d) as would not reasonably be expected to prevent or materially delay such Principal Holder’s ability to perform his obligations hereunder. Any Transfer in violation of this provision shall be void ab initio.

4.2. Adjustments. In the event of a stock split, stock dividend or distribution (including any dividend or distribution of securities convertible into Common Stock), or any change in the Common Stock by reason of any split-up, reverse stock split, reorganization, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3. Notice of Acquisitions. Each Principal Holder shall notify Parent as promptly as practicable (and in any event within two (2) Business Days after receipt) in writing of the number of any additional shares of Common Stock, Company Equity Awards or other securities of the Company of which such Principal Holder acquires Beneficial Ownership on or after the date hereof, other than shares of Common Stock issued pursuant to the exercise, vesting and/or payment of Company Equity Awards.

4.4. Waiver of Dissenters Rights. Each Principal Holder hereby irrevocably waives, and agrees not to assert or perfect, and shall cause any of his Affiliates who hold any Covered Shares to waive and to not assert or perfect, any rights of appraisal or rights to dissent from the Merger that the Principal Holder may have under applicable Laws or otherwise, including Section 262 of the DGCL by virtue of ownership of the Covered Shares.

4.5. Further Assurances. From time to time, at Parent’s request and without further consideration, each Principal Holder shall cooperate with Parent and Acquisition Sub in making all filings and obtaining all consents of Governmental Authorities and third parties and execute and deliver such additional documents and take all such further actions as may be reasonably necessary or desirable to effect the actions and consummate the transactions contemplated by this Agreement.

ARTICLE V

MISCELLANEOUS

5.1. Termination. This Agreement shall terminate, and no party shall have any rights or obligations hereunder, (a) automatically, without any notice or other action by any Person, upon the earliest to occur of (i) the Effective Time, (ii) a Company Board Recommendation Change and (iii) the Merger Agreement Termination Date, or (b) with respect to any Principal Holder, upon the mutual written agreement of Parent and such Principal Holder. Notwithstanding the foregoing, the provisions of this Article V (other than Section 5.4) shall survive any termination of this Agreement without regard to any temporal limitation. Neither the provisions of this Section 5.1 nor the termination of this Agreement shall relieve any party hereto from any liability to any other party arising out of or in connection with a prior breach of this Agreement.

5.2. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Acquisition Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares remain vested in and belong to the applicable Principal Holder, and nothing herein shall, or shall be construed to, grant Parent any power, sole or shared, to direct or control the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3. Expenses. Whether or not the Transactions are consummated, all expenses incurred by any party to this Agreement or on its behalf in connection with this Agreement and the Transactions shall be paid by the party incurring those expenses.

5.4. Public Announcements. Except as required by applicable Law (in which case the Principal Holder required to make the announcement will use his reasonable efforts to allow Parent reasonable time to comment on such announcement in advance of such issuance), no public announcements by any Principal Holder regarding this Agreement, the transactions contemplated hereby, the Merger Agreement or the Transactions are permitted. Each Principal Holder (a) consents to and authorizes the publication and disclosure by Parent and its Affiliates of his identity and holding of the Covered Shares and the nature of his commitments and obligations under this Agreement in any announcement or disclosure required by the SEC or other Governmental Authority, the Offer or any other disclosure document in connection with the Offer, the Merger, any other Transaction or the transactions contemplated by this Agreement, (b) agrees to give to Parent any information it may reasonably require for the preparation of any such disclosure documents and (c) agrees to promptly notify Parent of any required corrections with respect to any written information supplied by him specifically for use in any such disclosure document, if any, to the extent that any shall be or have become false or misleading in any material respect.

5.5. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) two (2) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) immediately upon delivery by hand or by facsimile (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

If to Parent or Acquisition Sub to:

c/o Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901

Attention: General Counsel

Facsimile No.: (908) 673-2771

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
Attention:	Robert A. Cantone
Daniel I. Ganitsky
Ori Solomon
Facsimile: (212) 969-2900

If to a Principal Holder, to such Principal Holder at the address specified on Schedule 1, with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022-4834

Attention:	Charles K. Ruck
R. Scott Shean
Facsimile:	(212) 751-4864

5.6. Interpretation. The principles set forth in Section 1.3 of the Merger Agreement shall apply to this Agreement.

5.7. Consents and Approvals. For any matter under this Agreement requiring the consent or approval of any party to be valid and binding on the parties, such consent or approval must be in writing.

5.8. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission, including by e-mail attachment, shall be effective as delivery of a manually executed counterpart of this Agreement.

5.9. Entire Agreement; No-Third Party Beneficiaries. This Agreement and the Merger Agreement (and the schedules, annexes and exhibits hereto and thereto) and the documents and instruments and other agreements among the parties hereto and thereto as contemplated by or referred to herein or therein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is not intended to, and shall not, confer upon any Person (other than the parties hereto and their respective successors and permitted assigns) any rights, benefits, obligations, liabilities or remedies hereunder.

5.10. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of law thereof.

5.11. Assignment. Except in connection with a Permitted Transfer, no party may assign (by operation of Law or otherwise) either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties, except that Acquisition Sub may assign, in its sole discretion, any or all of its rights, interests, or obligations hereunder to any direct wholly owned Subsidiary of Parent without the prior written approval of the Principal Holders. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and Permitted Transferees. Any purported assignment in violation of this Agreement will be void ab initio.

5.12. Specific Enforcement; Submission to Jurisdiction; Service.

(a) The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by the Principal Holders, on the one hand, or Parent and/or Acquisition Sub, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Principal Holders, on the one hand, and Parent and Acquisition Sub, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement, by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. The Principal Holders, on the one hand, and Parent and Acquisition Sub, on the other hand hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such party (or parties), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party (or parties) under this Agreement.

(b) Each of the parties hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 5.5 or in such other manner as may be permitted by applicable Law, and nothing in this Section 5.12(b) shall affect the right of any party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court within the State of Delaware) in the event any dispute or controversy arises out of this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect thereof; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court within the State of Delaware); (v) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the aforesaid courts. Each of Parent, Acquisition Sub and the Principal Holders agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

5.13. Waiver of Jury Trial. EACH OF PARENT, ACQUISITION SUB AND THE PRINCIPAL HOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, ACQUISITION SUB OR THE PRINCIPAL HOLDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

5.14. Amendment; Waiver. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto at any time prior to the Effective Time by execution of an instrument in writing signed on behalf of each of Parent, Acquisition Sub and the Principal Holders (or, in the case of an Amendment relating only to a certain Principal Holder, by each of Parent, Acquisition Sub and such Principal Holder); provided, however, no amendment shall be made to this Agreement that requires the approval of Company Stockholders under Delaware Law or the rules of NASDAQ, without such approval. At any time and from time to time prior to the Effective Time, any party or parties hereto may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties made to such party or parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party or parties hereto contained herein. Any agreement on the part of a party or parties hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

5.15. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to negotiate in good faith in an effort to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the maximum extent possible, the economic, business and other purposes of such void or unenforceable provision.

5.16. Action by Stockholder Capacity Only. Parent acknowledges that each Principal Holder has entered into this Agreement solely in his capacity as the record and/or beneficial owner of the Covered Shares (and not in any other capacity, including any capacity as a director or officer of the Company). Nothing herein shall limit or affect any actions taken by any Principal Holder, or require a Principal Holder to take any action, in each case, in his capacity as a director or officer of the Company, including to disclose information acquired solely in their capacity as a director or officer of the Company, and any actions taken (whatsoever), or failure to take any actions (whatsoever), by him in such capacity as a director or officer of the Company shall not be deemed to constitute a breach of this Agreement.

5.17. Several, Not Joint Obligations. The representations, warranties, covenants and other obligations of the Principal Holders under this Agreement are, in all respects, several and not joint, such that no Principal Holder shall be liable or otherwise responsible for any representations, warranties, covenants or other obligations of any other Principal Holder, or any breach or violation thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

CELGENE CORPORATION

By:	/s/ Robert J. Hugin
	Name:	Robert J. Hugin
	Title:	Chairman and CEO

STRIX CORPORATION

By:	/s/ Robert J. Hugin
	Name:	Robert J. Hugin
	Title:	CEO

[Signature Page to Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first written above.

PRINCIPAL HOLDERS

/s/ Faheem Rasnain
Faheem Rasnain

/s/ William H. Rastetter, Ph.D.
William H. Rastetter, Ph.D.

[Signature Page to Tender and Support Agreement]

SCHEDULE 1

PRINCIPAL HOLDERS

Principal Holder Name and Address	Existing Shares	Company Equity Awards*

Faheem Hasnain c/o Receptos, Inc. 3033 Science Park Road, Suite 300 San Diego, California 92121	374,520	447,940

William H. Rastetter, Ph.D. c/o Receptos, Inc. 3033 Science Park Road, Suite 300 San Diego, California 92121	260,806	35,600

*	To the extent not counted as Existing Shares, and to the extent expressly set forth in Section 4.2(b) of the Company Disclosure Letter, which is incorporated herein by reference to the extent applicable.